Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by BKPL-EG 2025-RPL2, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted on mortgage loans with origination dates from November 1995 through October 2008 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Compliance Only Scope (69 loans).

(2) Sample size of the assets reviewed.

The initial population consisted of 69 mortgage loans.

The final population of the Review covered 69 mortgage loans totaling an aggregate original principal balance of approximately $12.894 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	First Payment Date	Original P&I
Amortization Term	Interest Only	Original Term
Amortization Type	Investor: Qualifying Total Debt Ratio	Originator Application Date
Balloon Flag	Lien Position	Other Financing Junior Total Original Loan Amount
Borrower First Name	LTV Valuation Value	PMI Company
Borrower Last Name	Margin	PMI Coverage %
Borrower Middle Name	Maturity Date	PMI Lender Paid MI %
Borrower SSN	MERS Min Number	Property Type
City	Neg Am	Purpose
Coborrower First Name	Note Date	Refi Purpose
Coborrower Last Name	Occupancy	Representative FICO
Coborrower SSN	Original CLTV	State
Contract Sales Price	Original Interest Rate	Street
Credit Report Date	Original Loan Amount	Zip
Doc Type	Original LTV

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

N/A

(6) Value of collateral securing the assets: review and methodology.

N/A

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (69 Loans)

(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

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d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

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(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were sixty-nine (69) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable Moodys NRSRO grading criteria, sixteen (16) loans (23.19%) had an Overall grade of “A”, forty-four (44) loans (63.77%) had an Overall grade of “B, and nine (9) loans (13.04%) had an Overall grade of “D”.

Moodys Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	16	23.19%
B	44	63.77%
C	0	0.00%
D	9	13.04%
Total	69	100.00%

COMPLIANCE RESULTS SUMMARY

There were sixty-nine (69) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable Moodys NRSRO grading criteria, sixteen (16) loans (23.19%) had an Compliance grade of “A”, forty-four (44) loans (63.77%) had an Compliance grade of “B, and nine (9) loans (13.04%) had an Compliance grade of “D”.

Moodys Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	16	23.19%
B	44	63.77%
C	0	0.00%
D	9	13.04%
Total	69	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the sixty-nine (69) Loans reviewed, all sixty-nine (69) unique Loans had two hundred ninety-five (295) different tape discrepancies across thirty-five (35) data fields (some Loans had more than one data delta). The most variances were found on Credit Report Date, PMI Lender Paid MI % and PMI Coverage %.

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	6	11	54.55%	69
Amortization Term	5	5	100.00%	69
Amortization Type	0	6	0.00%	69
Balloon Flag	0	6	0.00%	69
Borrower First Name	4	68	5.88%	69
Borrower Last Name	2	68	2.94%	69
Borrower Middle Name	0	2	0.00%	69
Borrower SSN	3	23	13.04%	69
City	6	69	8.70%	69
Coborrower First Name	3	22	13.64%	69
Coborrower Last Name	2	22	9.09%	69
Coborrower SSN	3	9	33.33%	69
Contract Sales Price	3	6	50.00%	69
Credit Report Date	45	45	100.00%	69
Doc Type	5	5	100.00%	69
First Payment Date	2	64	3.13%	69
Interest Only	0	6	0.00%	69
Investor: Qualifying Total Debt Ratio	6	18	33.33%	69
Lien Position	0	5	0.00%	69
LTV Valuation Value	2	12	16.67%	69
Margin	12	15	80.00%	69
Maturity Date	7	64	10.94%	69
MERS Min Number	4	5	80.00%	69
Neg Am	1	6	16.67%	69
Note Date	14	69	20.29%	69
Occupancy	3	57	5.26%	69
Original CLTV	9	57	15.79%	69
Original Interest Rate	1	64	1.56%	69
Original Loan Amount	0	64	0.00%	69
Original LTV	9	63	14.29%	69
Original P&I	0	6	0.00%	69
Original Term	6	69	8.70%	69
Originator Application Date	6	6	100.00%	69
Other Financing Junior Total Original Loan Amount	5	6	83.33%	69
PMI Company	8	20	40.00%	69
PMI Coverage %	31	47	65.96%	69
PMI Lender Paid MI %	37	45	82.22%	69
Property Type	0	5	0.00%	69
Purpose	2	11	18.18%	69
Refi Purpose	5	30	16.67%	69
Representative FICO	19	51	37.25%	69
State	0	69	0.00%	69
Street	7	69	10.14%	69
Zip	12	69	17.39%	69
Total	295	1,439	20.50%	69

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	65	94.20%	$12,206,795.43	94.67%
Adjustable	4	5.80%	$686,775.00	5.33%
Total	69	100.00%	$12,893,570.43	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	69	100.00%	$12,893,570.43	100.00%
Total	69	100.00%	$12,893,570.43	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	10	14.49%	$1,600,925.00	12.42%
Cash Out: Other/Multi-purpose/Unknown Purpose	19	27.54%	$4,270,648.00	33.12%
First Time Home Purchase	17	24.64%	$2,400,435.00	18.62%
Other-than-first-time Home Purchase	9	13.04%	$1,677,491.00	13.01%
Rate/Term Refinance - Borrower Initiated	11	15.94%	$2,532,385.00	19.64%
Unavailable	3	4.35%	$411,686.43	3.19%
Total	69	100.00%	$12,893,570.43	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	1.45%	$179,775.00	1.39%
181-240 Months	1	1.45%	$107,448.00	0.83%
241-360 Months	66	95.65%	$12,421,937.43	96.34%
361+ Months	1	1.45%	$184,410.00	1.43%
Total	69	100.00%	$12,893,570.43	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	52	75.36%	$9,789,201.00	75.92%
Condo, Low Rise	4	5.80%	$616,583.00	4.78%
PUD	2	2.90%	$417,090.00	3.23%
Single-wide Manufactured Housing	1	1.45%	$61,750.00	0.48%
1 Family Attached	2	2.90%	$358,400.00	2.78%
2 Family	3	4.35%	$890,000.00	6.90%
Unavailable	5	7.25%	$760,546.43	5.90%
Total	69	100.00%	$12,893,570.43	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	63	91.30%	$12,310,370.43	95.48%
Investment	3	4.35%	$165,400.00	1.28%
Unknown	3	4.35%	$417,800.00	3.24%
Total	69	100.00%	$12,893,570.43	100.00%

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